STOCK-BASED COMPENSATION PLANS	12 Months Ended
Dec. 31, 2015
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
STOCK-BASED COMPENSATION PLANS
13.	STOCK-BASED COMPENSATION PLANS

We have granted employees options to purchase shares of our common stock and issued shares of common stock subject to vesting. We measure stock-based compensation cost at the grant date based on the calculated fair value of the option or award. We recognize the expense over the employees’ requisite service period, generally the vesting period of the option or award. We estimate the fair value of stock options at the grant date using the Black-Scholes option pricing model. Stock option pricing model input assumptions such as expected term, expected volatility and risk-free interest rate, impact the fair value estimate. Further, the forfeiture rate impacts the amount of aggregate compensation. These assumptions are subjective and generally require significant analysis and judgment to develop.

The following table summarizes the amount of stock-based compensation, net of estimated forfeitures, included in the consolidated statements of operations and comprehensive loss (in thousands):

	Year Ended December 31,
	2015	2014	2013
Direct costs of customer support	$1,901	$1,448	$1,108
Sales and marketing	2,101	1,147	1,110
General and administrative	4,779	4,587	4,525
	$8,781	$7,182	$6,743

We have not recognized any tax benefits associated with stock-based compensation due to our tax net operating losses. During the three years ended December 31, 2015, 2014 and 2013, we capitalized $0.3 million, $0.3 million and $0.4 million, respectively, of stock-based compensation.

The significant weighted average assumptions used for estimating the fair value of the option grants under our stock-based compensation plans during the years ended December 31, 2015, 2014 and 2013, were expected terms of 4.5, 4.6 and 4.4 years, respectively; historical volatilities of 40%, 47% and 66%, respectively; risk free interest rates of 1.4%, 1.4% and 0.7%, respectively and no dividend yield. The weighted average estimated fair value per share of our stock options at grant date was $3.23, $3.13 and $4.46 during the years ended December 31, 2015, 2014 and 2013, respectively. The expected term represents the weighted average period of time that the stock options are expected to be outstanding, giving consideration to the vesting schedules and our historical exercise patterns. Because our stock options are not publicly traded, assumed volatility is based on the historical volatility of our stock. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding to the expected term of the options. We have also used historical data to estimate stock option exercises, employee terminations and forfeiture rates.

Under our 2014 Stock Incentive Plan (the “2014 Plan”), we may issue stock options, stock appreciation rights, restricted stock and restricted stock units to eligible employees and directors. Our historical practice has been to grant only stock options and restricted stock.

The compensation committee of our board of directors administers the 2014 Plan. As of December 31, 2015, 2.2 million shares of stock were available for issuance.

For all stock-based compensation plans, the exercise price for each stock option may not be less than the fair market value of a share of our common stock on the grant date. Stock options generally have a maximum term of 10 years from the grant date. Stock options become exercisable as determined at the grant date by the compensation committee of our board of directors. Stock options generally vest 25% after one year and monthly or quarterly over the following three years. Conditions, if any, under which stock will be issued under stock grants or cash or stock will be paid under restricted stock units and the conditions under which the interest in any stock that has been issued will become non-forfeitable are determined at the grant date by the compensation committee. All awards under the 2014 Plan are subject to minimum vesting requirements unless otherwise determined by the compensation committee: a minimum one-year vesting period for time-based stock option and stock appreciation rights and a minimum three-year vesting period for time-based stock grants, except as described below for non-employee directors. If awards are performance-based, then performance must be measured over a period of at least one year. The 2014 Plan limits the number of shares that may be granted as full value awards (that is, grants other than in the form of stock options or stock appreciation rights) to 50% of the total number of shares available for issuance. In general, when awards granted under the 2014 Plan expire or are canceled without having been fully exercised, the shares reserved for those awards will be returned to the share reserve and be available for future awards. However, shares of common stock that are delivered by the grantee or withheld by us as payment of the exercise price in connection with the exercise of an option or payment of the tax withholding obligation in connection with any award will not be returned to the share reserve and will not be available for future awards. We have reserved sufficient common stock to satisfy stock option exercises with newly issued stock. However, we may also use treasury stock to satisfy stock option exercises.

During 2015, 2014 and 2013, the value of the equity grants received by non-employee directors was $118,000, $96,000 and $94,000, respectively, in the form of restricted stock that vests on the date of our annual meeting of stockholders in the year following grant.

Stock option activity during the year ended December 31, 2015 under all of our stock-based compensation plans was as follows (shares in thousands):

	Shares	Weighted Average Exercise Price
Balance, December 31, 2014	5,928	$7.07
Granted	1,344	9.17
Exercised	(856)	7.06
Forfeitures and post-vesting cancellations	(911)	8.50
Balance, December 31, 2015	5,505	7.35
Exercisable, December 31, 2015	3,659	6.68

Fully vested and exercisable stock options and stock options expected to vest as of December 31, 2015 are further summarized as follows (shares in thousands):

	Fully Vested and Exercisable	Expected to Vest
Total shares	3,659	5,161
Weighted-average exercise price	$6.68	7.26
Aggregate intrinsic value	$3,387	3,387
Weighted-average remaining contractual term (in years)	3.4	4.7

The total intrinsic value of stock options exercised was $2.1 million, $0.6 million and $1.2 million during the years ended December 31, 2015, 2014 and 2013, respectively. None of our stock options or the underlying shares is subject to any right to repurchase by us.

Restricted stock activity during the year ended December 31, 2015 was as follows (shares in thousands):

	Shares	Weighted- Average Grant Date Fair Value
Unvested balance, December 31, 2014	769	$6.89
Granted	1,122	9.27
Vested	(540)	7.02
Forfeited	(213)	8.36
Unvested balance, December 31, 2015	1,138	8.90

The total fair value of restricted stock vested during the years ended December 31, 2015, 2014 and 2013 was $4.6 million, $3.5 million and $4.7 million, respectively. At December 31, 2015, the total intrinsic value of all unvested restricted stock was $7.3 million.

Total unrecognized compensation costs related to unvested stock-based compensation as of December 31, 2015 is as follows (dollars in thousands):

	Stock Options	Restricted Stock	Total
Unrecognized compensation	$4,458	$5,513	$9,971
Weighted-average remaining recognition period (in years)	2.7	1.9	2.2